Herzfeld Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Closed End Funds(1)—94.3%
Equity Funds—27.3%
Boulder Growth & Income Fund, Inc.	241,988	$2,853
Central Securities Corp.	82,693	2,737
Cornerstone Strategic Value Fund, Inc.	248,121	2,781
Cornerstone Total Return Fund, Inc.	126,613	1,392
First Trust Energy Infrastructure Fund	240	4
General American Investors Co., Inc.	46,365	1,750
RMR Real Estate Income Fund	46,002	929
		12,446

Fixed Income Funds—30.8%
Apollo Tactical Income Fund, Inc.	75,235	1,136
BlackRock Core Bond Trust	61,875	902
BlackRock Credit Allocation Income Trust	75,915	1,061
Eaton Vance Ltd. Duration Income Fund	175,505	2,326
Franklin Universal Trust	95	1
Highland Income Fund	203,356	2,528
Nuveen Credit Strategies Income Fund	330,943	2,538
OFS Credit Co., Inc.	71,972	1,095
PGIM High Yield Bond Fund, Inc.	161,455	2,486
		14,073

International Equity Funds—33.4%
Aberdeen Emerging Markets Equity Income Fund, Inc.	127,880	974
Aberdeen Global Dynamic Dividend Fund	78,187	813
Aberdeen Total Dynamic Dividend Fund	138,991	1,244
Brookfield Global Listed Infrastructure Income Fund, Inc.	17,474	244
Macquarie Global Infrastructure Total Return Fund, Inc.	11,061	275
Morgan Stanley India Investment Fund, Inc.(2)	50,000	995
New Germany Fund, Inc. (The)	82,094	1,287
NexPoint Strategic Opportunities Fund	399,235	7,070
Source Capital, Inc.	20,883	808
	Shares	Value

International Equity Funds—continued
Taiwan Fund, Inc. (The)	73,204	$1,507
		15,217

International Fixed Income Funds—2.8%
PGIM Global High Yield Fund, Inc.	84,434	1,268
Total Closed End Funds (Identified Cost $40,717)		43,004

Preferred Stocks—4.8%
Financials—4.8%
Eagle Point Credit Co., Inc., 6.750%	18,158	464
Medallion Financial Corp., 9.000%	66,421	1,710
		2,174

Total Preferred Stocks (Identified Cost $2,119)		2,174

Total Long-Term Investments—99.1% (Identified Cost $42,836)		45,178

TOTAL INVESTMENTS—99.1% (Identified Cost $42,836)		$45,178
Other assets and liabilities, net—0.9%		431
NET ASSETS—100.0%		$45,609

Footnote Legend:
(1)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.
(2)	Non-income producing.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Closed End Funds	$43,004	$43,004
Preferred Stocks	2,174	2,174
Total Investments	$45,178	$45,178
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

HERZFELD FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
2